AMERICAN VARIABLE INSURANCE SERIES

                     July 30, 1997 Supplement to Prospectus
                               dated April 1, 1997

The third paragraph under "Investment Objectives and Policies of the Funds - Growth-Income Fund" on page 5 of the prospectus has been amended to read as follows:

Up to 10% of the fund's assets may be invested in securities of issuers domiciled outside the U.S. and not included in the Standard & Poor's 500 Composite Index (a broad measure of the U.S. stock market). These securities may be denominated in currencies other than the U.S. dollar. See "Securities and Investment Techniques-Investing in Various Countries" below.

The third paragraph under "Investment Objectives and Policies of the Funds - Asset Allocation Fund" on page 6 of the prospectus has been amended to read as follows:

Up to 10% of the fund's assets may be invested in equity-type securities of issuers domiciled outside the U.S. and not included in the Standard & Poor's 500 Composite Index (a broad measure of the U.S. stock market). Up to 5% of assets may be invested in debt securities of issuers domiciled outside the U.S. These securities may be denominated in currencies other than the U.S. dollar. See "Securities and Investment Techniques-Investing in Various Countries" below.

The fifth paragraph under "Investment Objectives and Policies of the Funds - Asset Allocation Fund" on page 6 of the prospectus relating to concentrating non-U.S. fixed income securities in government issuers and currency transactions has been deleted.

The paragraphs under "Securities and Investment Techniques - Mortgage-Related Securities" on page 10 of the prospectus have been replaced with the following:


PASS-THROUGH SECURITIES

The funds may invest in various debt obligations backed by a pool of mortgages or other assets including loans on single family residences, home equity loans, mortgages on commercial buildings, credit card receivables, and leases on airplanes or other equipment. Principal and interest payments made on the underlying asset pools backing these obligations are typically passed through to investors. Mortgage-backed securities permit borrowers to prepay their underlying mortgages. Prepayments can alter the effective maturity of these instruments. Pass-through securities may have either fixed or adjustable coupons. These securities include those discussed below.

"Mortgage-backed securities" are issued both by U.S. government agencies, including the Government National Mortgage Association (GNMA), the Federal National Mortgage Association (FNMA), and the Federal Home Loan Mortgage Corporation (FHLMC), and by private entities. The payment of interest and principal on securities issued by U.S. government agencies is guaranteed by the full faith and credit of the U.S. government (in the case of GNMA securities) or the issuer (in the case of FNMA and FHLMC securities). However, the guarantees do not apply to the market prices and yields of these securities, which vary with changes in interest rates.

Mortgage-backed securities issued by private entities are structured similarly to mortgage-backed securities issued by GNMA, FNMA, and FHLMC. These securities and the underlying mortgages are not guaranteed by government agencies. In addition, these securities generally are structured with one or more types of credit enhancement.

"Collateralized mortgage obligations" (CMOs) are also backed by a pool of mortgages or mortgage loans, which are divided into two or more separate bond issues. CMOs issued by U.S. government agencies are backed by agency mortgages, while privately issued CMOs may be backed by either government agency mortgages or private mortgages. Payments of principal and interest are passed-through to each bond at varying schedules resulting in bonds with different coupons, effective maturities, and sensitivities to interest rates. In fact, some CMOs may be structured in a way that when interest rates change the impact of changing prepayment rates on these securities' effective maturities is magnified.

"Commercial mortgage-backed securities" are backed by commercial property, such as hotels, office buildings, retail stores, hospitals, and other commercial buildings. These securities may have a lower prepayment risk than other mortgage-related securities because commercial mortgage loans generally prohibit or impose penalties on prepayments of principal. In addition, commercial mortgage-related securities often are structured with some form of credit enhancement to protect against potential losses on the underlying mortgage loans. Many of the risks of investing in commercial mortgage-backed securities reflect the risks of investing in the real estate securing the underlying mortgage loans, including the effects of local and other economic conditions on real estate markets, the ability of tenants to make loan payments, and the ability of a property to attract and retain tenants.

"Asset-backed securities" are backed by other assets such as credit card, automobile or consumer loan receivables, retail installment loans, or participations in pools of leases. Credit support for these securities may be based on the underlying assets and/or provided through credit enhancements by a third party. The values of these securities are sensitive to changes in the credit quality of the underlying collateral, the credit strength of the credit enhancement, changes in interest rates, and at times the financial condition of the issuer. Some asset-backed securities also may receive prepayments which can change the bonds' effective maturities.

The first sentence in the first paragraph under "Securities and Investment Techniques - Investing in Various Countries" on page 12 of the prospectus has been amended to read as follows:

The Global Growth Fund, the Growth Fund, the Growth-Income Fund, the International Fund, the Asset Allocation Fund, the Bond Fund and the High-Yield Bond Fund may invest in securities of issuers domiciled outside the U.S. which may be denominated in currencies other than the U.S. dollar.

The first sentence of the third paragraph under "Securities and Investment Techniques - Investing in Various Countries" on page 12 of the prospectus that currently states that the Growth-Income Fund and Asset Allocation Fund may invest only in U.S. dollar denominated securities has been deleted.

The second sentence in the section titled "Securities and Investment Techniques
- Currency Transactions" on page 12 of the prospectus has been amended to read as follows:

The Asset Allocation Fund and the Growth-Income Fund may purchase and sell currencies to facilitate transactions in securities denominated in currencies other than the U.S. dollar, but they have no current intention of entering into forward currency contracts.

         Please keep this supplement with your copy of the prospectus.